Rule 497(e)

Registration Nos. 333-184918 and 811-22767

First Trust Exchange-Traded Fund VII

(the “Trust”)

FIRST TRUST GLOBAL TACTICAL COMMODITY STRATEGY FUND

(the “Fund”)

Supplement to the Fund’s Prospectus

September 5, 2023

Notwithstanding anything to the contrary in the Fund’s prospectus, effective as of the date set forth above, Footnote 1 of the table entitled “Annual Fund Operating Expenses” set forth in the section entitled “Fees and Expenses of the Fund” set forth in the Fund’s prospectus is hereby deleted and replaced with the following:

(1)	The management fee paid to First Trust Advisors L.P., the Fund’s investment advisor, may be reduced at certain levels of Fund net assets (“breakpoints”). See the Fund’s Statement of Additional Information for more information on the breakpoints.

PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND’S PROSPECTUS FOR FUTURE REFERENCE